EXHIBIT 99.1


            SHELL, TEXACO AND SAUDI REFINING, INC. SIGN MEMORANDUM OF
            ---------------------------------------------------------
          UNDERSTANDING TO COMBINE EASTERN AND GULF COAST REFINING AND
          ------------------------------------------------------------
                              MARKETING OPERATIONS
                              --------------------

FOR  IMMEDIATE  RELEASE:   WEDNESDAY,   JULY  16,  1997.
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         WHITE PLAINS, N.Y.,  July 16  -  Saudi Aramco,  Shell Oil Company, and
Texaco Inc. today announced the signing of a memorandum of understanding to combine their Eastern and Gulf Coast U.S. refining and marketing businesses.
         The new company will continue to market gasoline under both the Texaco and Shell brands through the thousands of independent wholesalers and retailers who bring the products to the consumer. Currently, Texaco-branded products are marketed in this geographic area by Star Enterprise, a 50/50 joint venture between subsidiaries of Texaco and Saudi Aramco.
         The signing of this memorandum of understanding follows the recent announcement of a similar agreement between Shell Oil Company and Texaco Inc. to combine the major elements of their Midwestern and Western U.S. refining and marketing activities and their total U.S. transportation, trading and lubricants businesses.
         In a joint statement Saudi Aramco President and CEO Abdallah S. Jum'ah, Shell Oil Company President and CEO Philip J. Carroll, and Texaco Chairman and CEO Peter I. Bijur said, "We believe this combination of the three companies' assets will allow us to accomplish fundamental change in the way we operate our downstream businesses leading to improved performance and growth. The alliance will create new opportunities for our customers, employees, vendors and the communities in which we work and live."
         Under the terms of the memorandum of understanding signed today, Texaco, Shell, and Saudi Refining, Inc., a corporate affiliate of Saudi Aramco, will form a limited liability company comprising their Eastern and Gulf Coast refining and marketing businesses. The initial ownership of the new venture will be 35 percent Shell, 32 1/2 percent Texaco and 32 1/2 percent Saudi Refining, Inc. The percentages may be adjusted in the future according to the performance of the assets.

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                                      - 2 -


         For several years, the industry has faced difficult business conditions. Meeting the challenge of this new competitive environment requires changing the way refining and marketing companies operate in the United States. The parties expect the new company to be able to achieve substantial efficiencies largely by adopting best practices of the parent companies, and from shared management systems, business processes and support functions. These savings are not based upon closure of refineries or other major operating facilities. However, future decisions regarding the new company will be made on the basis of achieving the objectives of the business plan.
         Until completion of regulatory review and definitive agreements, all Texaco, Star Enterprise and Shell downstream operations will continue to operate separately.
         The exploration, production and chemical businesses of these companies are not included in the new company.
         Shell Oil Company is a Houston-based affiliate of the Royal Dutch/Shell Group of Companies. Texaco Inc. is based in White Plains, N.Y. Saudi Aramco is the state-owned oil company of the kingdom of Saudi Arabia. The company's U.S. corporate affiliate Saudi Refining, Inc. is based in Houston.


                                     - xxx -



For more information contact:  Shell Oil Company
                               Kitty Borah, Stacy Hutchinson        713-241-4544

                               Texaco
                               Maripat Sexton                       713-752-6461
                               Jim Swords                           914-253-4156
                               Cynthia Michener                     914-253-4743

                               Saudi Refining, Inc.
                               Henry Hayes                        (713) 432-4149
                               Bill Tracy                         (713) 432-4645

NOTE TO  EDITORS:  The attached fact sheet identifies operations included in the new company.


Additional Texaco and Shell information is available on the World Wide Web at: http://www.texaco.com http://www.shellus.com



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
                                           TOTAL ASSETS OF NEW COMPANY
                                                     FACT SHEET



             SHELL                            STAR ENTERPRISE                           COMBINED COMPANY
---------------------------------------------------------------------------------------------------------------------
Shell Eastern  Refineries           Star Enterprise Refineries                    Refineries
---------------------------------------------------------------------------------------------------------------------
                                    Convent, La.                                  Convent, La.
                                    Capacity:  230,000 BPD                        Capacity:  230,000 BPD
---------------------------------------------------------------------------------------------------------------------
Norco, La                                                                         Norco, La
Capacity:  218,000 BPD                                                            Capacity:  218,000 BPD
---------------------------------------------------------------------------------------------------------------------
                                    Delaware City, Del.                           Delaware City, Del.
                                    Capacity:  140,000 BPD                        Capacity:  140,000 BPD
---------------------------------------------------------------------------------------------------------------------
                                    Port Arthur, Texas                            Port Arthur, Texas
                                    Capacity:  235,000 BPD                        Capacity:  235,000 BPD
---------------------------------------------------------------------------------------------------------------------



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Total  Shell  Eastern  Capacity:    Total Star  Enterprise  Capacity:  605,000    Total Capacity: 823,000 BPD
218,000 BPD                         BPD
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Shell  Eastern  Percent  of U.S.    Star Enterprise  Percent of U.S. Capacity:
Capacity: 1.4%                      3.9%
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Terminals                           Terminals                                     Terminals
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17  products/crude  terminals       33  products  terminals (own or have          50 products terminals (own or
(own or have  partial interest)     partial interest)                             have partial interest)
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Retail Marketing                    Retail Marketing                              Retail Marketing
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Approximately  4,973                Approximately  9,744  Texaco-branded          Approximately  14,717  Texaco  and
Shell-branded   outlets in  23      outlets in 26 states.                         Shell-branded outlets in 26 states.
eastern states.
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Shell  Eastern   percent  of        Star  Enterprise  percent of  marketshare:
marketshare: 3.6% (nationwide)      4% (nationwide)
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






SOURCE:  Oil & Gas Journal